UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) AUGUST 26, 2004
                                                        ------------------------

                          FRANKLIN CAPITAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

           811-05103                             13-3419202
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   (Commission File Number)           (IRS Employer Identification No.)

         450 PARK AVENUE, 20TH FLOOR
          NEW YORK, NEW YORK                           10022
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 (Address of Principal Executive Offices)            (Zip Code)

                                 (212) 486-2323
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

               On August 26, 2004, Franklin Capital Corporation ("Franklin") and Ault Glazer & Co. Investment Management LLC ("Ault Glazer") entered into an amendment (the "Amendment") to the Letter of Understanding (the "Letter of Understanding"), dated June 23, 2004, previously entered into by Franklin and Ault Glazer. The Letter of Understanding was filed as Exhibit 99.2 to the current report on From 8-K, filed with the Securities and Exchange Commission (the "SEC") on June 24, 2004.

               Under the terms of the Amendment, the Letter of Understanding has been amended to extend the termination dates for the Letter of Understanding so that the Letter of Understanding will terminate upon the earliest to occur of
(i) the date upon which Franklin and Ault Glazer mutually agree in writing to terminate the Letter of Understanding, (ii) October 1, 2004, in the event that Franklin has not mailed the proxy statement contemplated by the Letter of Understanding to its stockholders as of such date, or (iii) November 31, 2004.

               The Amendment is filed herewith as an exhibit and is incorporated by reference herein.

ADDITIONAL INFORMATION

               In connection with the transactions contemplated in the Letter of Understanding, Franklin filed a preliminary proxy statement with the SEC on July 30, 2004, concerning the transactions, and will be filing amendments to the preliminary proxy statements, as well as other relevant documents, concerning the transactions with the SEC. STOCKHOLDERS OF FRANKLIN ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS TO THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY DO, OR WILL, CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the preliminary proxy statement, any amendments to the preliminary proxy statement and other documents when they become available by contacting Franklin Capital Corporation at 450 Park Avenue, New York, New York 10022, or at 212 486-2323. In addition, documents filed with the SEC by Franklin will be available free of charge at the SEC's web site at http://www.sec.gov.

               Ault Glazer, Franklin and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Franklin in favor of the transactions contemplated in the Letter of Understanding. Information about the executive officers and directors of Franklin and their ownership of Franklin stock is set forth in the preliminary proxy statement that was filed by Franklin with the SEC. Certain directors and executive officers of Franklin may have direct or indirect interests in the transactions contemplated in the Letter of Understanding due to securities holdings, pre-existing or future indemnification arrangements or vesting of options, or, in the case of Mr. Brown, rights to certain severance


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
payments following these transactions. Information about Ault Glazer and Mr. Ault can be found in Schedule 13Ds filed with the SEC since May 2004.
Additional information regarding Ault Glazer, Franklin and the interests of their respective executive officers and directors in the transactions contemplated in the Letter of Understanding are contained in the preliminary proxy statement regarding these transactions that was filed by Franklin with the SEC, and will be contained in any amendments to the preliminary proxy statement regarding these transactions that will be filed by Franklin with the SEC.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

10.1 Amendment to Letter of Understanding, dated August 26, 2004, between Franklin and Ault Glazer.




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
                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRANKLIN CAPITAL CORPORATION


                                    By:  /s/ Stephen L. Brown
                                        ----------------------------------------
                                        Name:   Stephen L. Brown
                                        Title:  Chairman and Chief Executive
                                                Officer




Date: August 27, 2004



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
                                 EXHIBIT INDEX

       EXHIBIT NO.                DESCRIPTION

          10.1 Amendment to Letter of Understanding, dated August 26, 2004, between Franklin and Ault Glazer.








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